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                            SHARE TRANSFER AGREEMENT
                            ------------------------

This  Agreement  dated  effective  as  of  the  4th  day  of  July,  2002.

BETWEEN:

          NAME OF TRANSFEROR:            ROBERT SMITH

          ADDRESS OF TRANSFEROR:         #12 - 5880 HAMPTON PLACE
                                         VANCOUVER, BC  V6T 2E9

                                         (the  "Transferor")

                                                             OF THE FIRST PART
AND:

          NAME(S) OF TRANSFEREE(S):      JOHN BOSCHERT


          ADDRESS(ES) OF TRANSFEREE(S):  2154  WEST  33RD  AVENUE
                                         VANCOUVER, BC  V6M 1B9

                                         (the  "Transferee  or  Transferees")

                                                             OF THE SECOND PART


THIS AGREEMENT WITNESSES THAT in consideration of the payment of $0.0042 US per share, for an aggregate purchase price of $42,000 US, and other good and valuable consideration, by the Transferee to the Transferor, the receipt and sufficiency of which is acknowledged, and in reliance of the representations and warranties of the Transferee, the Transferor hereby sells, assigns and transfers to the Transferee an aggregate of up to 10,000,000 shares of common stock of BALSAM VENTURES, INC. (the "Company") (the "Shares") free and clear of all liens, charges and encumbrances. The Transferee acknowledges and agrees that the Shares are restricted shares, as contemplated under the United States Securities Act of 1933 (the "1933 Act") which have been issued to the Transferor pursuant to Section 4(2) of the 1933 Act without registration and that all share certificates representing the Shares will be endorsed with the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."

The  Transferee  represents  and  warrants  to  the  Transferor  that:

(1) The Transferee is acquiring the Shares for his own account for investment purposes, with no present intention of dividing interest with others or reselling or otherwise disposing of any or all of the Shares;

(2) The Transferee does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance;

(3) The Transferee has no present or contemplated agreement providing for the sale or other disposition of the Shares;


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                                      -2-

(4) The Transferee is not aware of any circumstance presently in existence which is likely in the future to prompt a sale or other disposition of the Shares; and

(5) The Transferee possesses the financial and business experience to make an informed decision to acquire the Shares and has had access to all information relating to the Company and its business operations which would be necessary to make an informed decision to purchase the Shares.


The Transferor will resign as President of the Company and appoint the Transferee as President on execution of this Agreement and will resign as a director of the Company and appoint the Transferee as a director of the Company on July 18, 2002 or such later date as required to enable the Company to comply with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder.

The Transferor and the Transferee confirm that Cane O'Neill Taylor, LLC has prepared this agreement acting as legal counsel for the Company only, that neither Cane O'Neill Taylor, LLC nor its affiliate O'Neill & Company have acted for the Transferor or the Transferee and that the Transferor and the Transferee have each been advised to seek independent legal advice.

This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date of this Agreement.

NUMBER OF SHARES TRANSFERRED:          10,000,000 Shares of Common Stock


TRANSFEROR
----------
                                       /s/ Robert Smith
SIGNATURE OF TRANSFEROR:               ____________________________

NAME OF TRANSFEROR:                    ROBERT SMITH


TRANSFEREE(S)
-------------
                                       /s/ John Boschert
SIGNATURE OF TRANSFEREE:               ____________________________

NAME OF TRANSFEREE:                    JOHN BOSCHERT